                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-4577

                      (Investment Company Act File Number)

                        Federated Income Securities Trust
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 10/31/05

            Date of Reporting Period: Fiscal year ended 10/31/05

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Muni and Stock Advantage Fund

Established 2003

A Portfolio of Federated Income Securities Trust

3RD ANNUAL SHAREHOLDER REPORT

October 31, 2005

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout the Period)

	Year Ended		Two Months Ended		Period Ended
	10/31/2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.37		0.06		0.41	[3]
Net realized and unrealized gain on investments, foreign currency transactions, and futures contracts	0.42		0.16		0.47
TOTAL FROM INVESTMENT OPERATIONS	0.79		0.22		0.88
Less Distributions:
Distributions from net investment income	(0.38)		(0.06)		(0.35)
Net Asset Value, End of Period	$11.10		$10.69		$10.53
Total Return [4]	7.49%		2.13%		8.92%

Ratios to Average Net Assets:
Net expenses	0.80	% [5]	0.55	% [6]	0.31	% [6]
Net investment income	3.44%		3.48	% [6]	4.30	% [6]
Expense waiver/reimbursement [7]	0.67%		1.23	% [6]	1.45	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$314,215		$140,170		$122,672
Portfolio turnover	9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 For the period from September 26, 2003 (start of performance) to August 31, 2004.

3 Based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 0.81% after taking into account these expense reductions for the year ended October 31, 2005.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout the Period)

	Year Ended		Two Months Ended		Period Ended
	10/31/2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.27		0.04		0.32	[3]
Net realized and unrealized gain on investments, foreign currency transactions, and futures contracts	0.42		0.17		0.47
TOTAL FROM INVESTMENT OPERATIONS	0.69		0.21		0.79
Less Distributions:
Distributions from net investment income	(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$11.10		$10.69		$10.53
Total Return [4]	6.53%		1.97%		7.99%

Ratios to Average Net Assets:
Net expenses	1.70	% [5]	1.55	% [6]	1.31	% [6]
Net investment income	2.56%		2.48	% [6]	3.27	% [6]
Expense waiver/reimbursement [7]	0.52%		0.98	% [6]	1.20	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$57,182		$34,834		$31,700
Portfolio turnover	9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 For the period from September 26, 2003 (start of performance) to August 31, 2004.

3 Based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.70% after taking into account these expense reductions for the year ended October 31, 2005.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout the Period)

	Year Ended		Two Months Ended		Period Ended
	10/31/2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$10.68		$10.52		$10.00
Income From Investment Operations:
Net investment income	0.27		0.04		0.32	[3]
Net realized and unrealized gain on investments, foreign currency transactions, and futures contracts	0.43		0.17		0.46
TOTAL FROM INVESTMENT OPERATIONS	0.70		0.21		0.78
Less Distributions:
Distributions from net investment income	(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$11.10		$10.68		$10.52
Total Return [4]	6.63%		1.97%		7.90%

Ratios to Average Net Assets:
Net expenses	1.70	% [5]	1.55	% [6]	1.31	% [5]
Net investment income	2.56%		2.48	% [6]	3.28	% [6]
Expense waiver/reimbursement [7]	0.52%		0.98	% [6]	1.20	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$79,891		$42,816		$38,500
Portfolio turnover	9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 For the period from September 26, 2003 (start of performance) to August 31, 2004.

3 Based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.70% after taking into account these expense reductions for the year ended October 31, 2005.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2005	Ending Account Value 10/31/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,027.50	$4.75
Class B Shares	$1,000	$1,023.30	$8.92
Class C Shares	$1,000	$1,023.30	$8.92
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.52	$4.74
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.93%
Class B Shares	1.75%
Class C Shares	1.75%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period ended October 31, 2005, was 7.49% for Class A Shares, 6.53% for Class B Shares and 6.63% for Class C Shares. These returns were greater than the 5.10% total return of the Lipper Income Funds Average. 1

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate to long-term tax-exempt municipal bonds to achieve the fund's income objective. The most significant factors affecting the fund's performance during the reporting period were: (a) the fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors); (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities) or with certain attributes; and (d) the effective duration of the fund's tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the fund's Class A Shares. The 7.49% total return of the Class A Shares for the reporting period consisted of 3.65% in dividends and 3.84% in price appreciation.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Figures do not reflect sales charges. The fund's prospectus compares performance against two broad-based market indexes, the Lehman Brothers Municipal Bond Index (LBMB), the fund's fixed-income benchmark index and the Russell 1000 Value Index (RU1000), the fund's equity benchmark index. The total returns of the LBMB and RU1000 for the 12-month reporting period were 2.54% and 11.86%, respectively. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. The RU1000 measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and is not possible to invest directly in these indexes. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of the LBMB and RU1000.

MARKET OVERVIEW

During the reporting period, the equity markets initially moved higher as positive momentum in the U.S. economy led to improved earnings and increased optimism. However, with the ongoing interest rate tightening by the Federal Reserve Board and the steady hike in energy prices that spiked due to the arrival of two hurricanes, the overall equity market stalled.

The S&P 500 Index 2 returned 8.72% for the reporting period. The Nasdaq Composite Index 3 returned 8.15% for the reporting period. Strong performance in the Energy, Consumer Staples and Utility Sectors was offset by weak performance in the Telecommunication Services and Consumer Discretionary sectors.

In the fixed-income market, the benchmark 10-year U.S. Treasury yield rose 0.52% and the Municipal Market Data 10-year AAA-rated yield also increased 0.52%. Rising intermediate and long-term yields reflected heightened concerns about inflation given elevated energy prices and ongoing economic expansion. The slope of the tax-exempt municipal yield curve, or the difference between 30-year and two-year tax-exempt municipal yields, declined 1.18% as short-term yields rose more rapidly. The flattening of the yield curve allowed intermediate and long-term, tax-exempt municipal bonds to outperform short-term, tax-exempt municipal bonds in total return. For example, the portion of the LBMB with maturities of 22 years or longer posted a total return of 6.27% for the reporting period versus a total return of 1.18% for the portion of the LBMB with maturities of one to two years.

2 The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

3 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

Portfolio Allocation

During the reporting period, the fund's portfolio was allocated between stocks and municipal bonds according to various factors. The factors reflected the fund's primary investment objective of tax-advantaged income 4 and its secondary objective of capital appreciation. 5 The factors, in order of priority, were: (1) maintenance of at least 50% exposure to tax-exempt municipal bonds in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt municipal bond portion of the portfolio; (2) the fund's ability to pay and maintain an attractive level of dividends; and (3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation to cash equivalents in the fund's portfolio was low as cash was largely held to fund potential redemptions and to facilitate settlement of new securities purchases. The fund's portfolio allocation at the end of the 12-month reporting period was 58.1% to tax-exempt municipal bonds, 34.6% to stocks, 6.5% to municipal cash equivalents and 0.8% to other net assets and liabilities.

The fund's portfolio allocation had a material effect on the fund's performance during the reporting period because tax-exempt municipal bonds and stocks had divergent total returns. During the reporting period, the RU1000 posted a total return of 11.86%, while the LBMB posted a total return of 2.54%. Weighting these benchmarks (60% LBMB and 40% RU1000), the blended benchmark return was 6.27% for the reporting period. During the reporting period, the total return on the fund's Class A Shares outperformed the weighted benchmark. Thus, the fund's portfolio allocation contributed positively to the fund's performance.

Security Selection - Equity Stocks

The equity component of the fund's portfolio surpassed the total returns of the RU1000. During the reporting period, the fund's equity portfolio managers focused on realization of the fund's tax-advantaged income and total return objectives by purchasing stocks with dividend yields greater than the general equity markets and current relative dividend yields greater than their historical averages. This benefited the fund's performance.

4 After-tax returns are calculated using a standard set of assumptions. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the fund and shows the effect of taxes on fund distributions. Return After Taxes on Distribution and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA, 401(k) plan or variable annuities.

5 Fund income may be subject to state and local taxes. Although this fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.

Overweights in the Consumer Staples and Utilities sectors enhanced fund performance during the reporting period. Detracting from performance was a sector underweight in Energy and a sector overweight in Telecommunication Services. With respect to stock selection, good stock selection in Consumer Staples and Telecommunication Services aided the fund's performance while poor stock selection in Financial and Energy issues hindered the fund's performance. During the reporting period, the five positions contributing to performance were Altria Group, Inc. , Loews Corp. -- Carolina Group , May Department Stores , Edison International , and Exelon Corp. The five positions detracting from performance were Pfizer, Inc. , Fannie Mae , Limited Brands, Inc. , Dana Corp. , and General Motors Corp.

Security Selection - Tax-Exempt Municipal Bonds

The tax-exempt municipal bond component of the fund's portfolio posted favorable performance relative to the total return of the LBMB during the reporting period. The fund's bond portfolio manager focused on realization of the fund's tax-advantaged income and total return objectives by: (1) purchasing intermediate to long-term tax-exempt municipal bonds to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; (2) purchasing only tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; and (3) maintaining a significant allocation of the tax-exempt municipal bond portfolio in low investment grade and non-investment grade bonds 6 , or equivalents, to provide incremental income return.

The fund's performance benefited from yield curve positioning and credit quality exposure. The fund's concentration of tax-exempt municipal bond holdings with maturities of 20 years or more--which represented 45% of the fund's tax-exempt municipal bond holdings over the reporting period--added incremental return, as such long-term bonds provided higher total returns relative to the LBMB. Portfolio holdings of "BBB" and lower rated (or non-rated comparable quality) tax-exempt municipal bonds--which represented 34% of the fund's tax-exempt municipal bond holdings over the reporting period--also contributed to strong relative performance due to their income advantages and narrowing credit spreads. 7

6 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

7 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Duration 8 - Tax-Exempt Municipal Bonds

Duration 8 management is a component of the fund's investment strategy. As determined at the end of the reporting period, the duration of the fund's tax-exempt municipal bond portfolio averaged 7.3 years, which was longer than the duration of the LBMB. This longer duration, relative to the LBMB, reflected the fund's focus on intermediate and long-term securities given their yield advantages. Nevertheless, the fund's holdings have been dominated by securities with relatively high coupon (interest) rates as a defensive measure to dampen the duration resulting from the purchase of longer term securities. During the reporting period, this longer duration, relative to the LBMB, helped the performance of the tax-exempt municipal bonds in the portfolio outpace that of the LBMB.

8 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class A Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Return [3] for the Year and Period Ended 10/31/2005
1 Year	1.60%
Start of Performance (9/26/2003)	6.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The LBMB is a total return benchmark designed for tax-exempt assets. The index includes bonds with a minimum credit rating of Baa, which are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million and have been issued after December 31, 1990. The RU1000 measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class B Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Return [3] for the Year and Period Ended 10/31/2005
1 Year	1.03%
Start of Performance (9/26/2003)	6.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMB is a total return benchmark designed for tax-exempt assets. The index includes bonds with a minimum credit rating of Baa, which are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million and have been issued after December 31, 1990. The RU1000 measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class C Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Return [3] for the Year and Period Ended 10/31/2005
1 Year	4.55%
Start of Performance (9/26/2003)	7.40%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMB and the RU1000 are unmanaged indexes. The LBMB is a total return benchmark designed for tax-exempt assets. The index includes bonds with a minimum credit rating of Baa, which are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million and have been issued after December 31, 1990. The RU1000 measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At October 31, 2005, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	58.1%
Equity Securities	34.6%
Cash Equivalents [2]	6.5%
Other Assets and Liabilities--Net [3]	0.8%
TOTAL	100.0%

At October 31, 2005, the Fund's credit-quality ratings composition 4 for its tax-exempt, fixed-income security and tax-exempt, variable rate instrument investments was as follows:

S&P Long-Term Ratings as Percentage of Fixed-Income Securities		Moody's Long-Term Ratings as Percentage of Fixed-Income Securities
AAA	28.2%	Aaa	29.4%
AA	15.7%	Aa	10.3%
A	15.8%	A	16.4%
BBB	18.2%	Baa	14.1%
BB	1.7%	Ba	0.6%
B	0.2%	B	0.2%
Not rated by S&P	20.2%	Not rated by Moody's	29.0%
TOTAL	100.0%	TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Cash Equivalents includes investments in tax-exempt variable rate instruments.

3 See Statement of Assets and Liabilities.

4 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investor Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's fixed income securities, 12.3% do not have long-term ratings by either of these NRSROs. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

At October 31, 2005, the Fund's sector composition 5 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	31.2%
Consumer Staples	11.1%
Telecommunication Services	10.9%
Energy	9.7%
Consumer Discretionary	9.3%
Utilities	8.3%
Healthcare	7.8%
Materials	6.2%
Industrials	5.3%
Information Technology	0.2%
TOTAL	100.0%

5 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

October 31, 2005

Shares			Value
		COMMON STOCKS--34.6%
		Consumer Discretionary--3.2%
5,700		Electrolux AB, ADR, Class B	$265,335
15,637		Federated Department Stores, Inc.	959,642
13,200		Gannett Co., Inc.	827,112
33,300		Hasbro, Inc.	627,372
15,800		La-Z Boy Chair Co.	187,072
84,500		Limited, Inc.	1,690,845
76,400		Mattel, Inc.	1,126,900
117,200		McDonald's Corp.	3,703,520
67,310		Newell Rubbermaid, Inc.	1,547,456
22,300		Nissan Motor Co. Ltd., ADR	467,185
167,100		Pearson PLC, ADR	1,878,204
11,500		Regal Entertainment Group	211,945
8,200		Superior Industries International, Inc.	166,870
25,700		Tupperware Corp.	589,301
11,800		Valeo SA, ADR	220,955
		TOTAL	14,469,714
		Consumer Staples--3.8%
89,750		Albertsons, Inc.	2,253,623
62,700		Altria Group, Inc.	4,705,635
67,600		Coca-Cola Co.	2,891,928
9,700		Colgate-Palmolive Co.	513,712
20,100		Kimberly-Clark Corp.	1,142,484
28,500		Kraft Foods, Inc., Class A	806,550
82,800		Loews Corp. - Carolina Group	3,407,220
34,600		Sara Lee Corp.	617,610
25,500		Unilever PLC, ADR	1,035,300
		TOTAL	17,374,062
		Energy--3.3%
16,800		BP PLC, ADR	1,115,520
35,200		Chevron Corp.	2,008,864
37,100		Exxon Mobil Corp.	2,082,794
30,100		Kinder Morgan, Inc.	2,736,090
15,200		Norsk Hydro A.S., ADR	1,506,624
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
72,800	[1]	Royal Dutch Shell PLC	$4,516,512
9,100		Total SA, ADR, Class B	1,146,782
		TOTAL	15,113,186
		Financials--10.8%
11,700		Ace, Ltd.	609,570
80,500		Bank of America Corp.	3,521,070
114,800		Bank of New York Co., Inc.	3,592,092
35,800		Barclays PLC, ADR	1,418,396
6,200		Capital Federal Financial	216,256
159,200		Citigroup, Inc.	7,288,176
45,700		Federal Home Loan Mortgage Corp.	2,803,695
34,000		First Horizon National Corp.	1,315,120
27,000		Gallagher (Arthur J.) & Co.	794,340
42,900		J.P. Morgan Chase & Co.	1,570,998
28,000		Jefferson-Pilot Corp.	1,536,640
53,900		Lloyds TSB Group PLC, ADR	1,779,239
34,500		MBNA Corp.	882,165
23,300		Mellon Financial Corp.	738,377
43,800		Morgan Stanley	2,383,158
47,000		Nationwide Financial Services, Inc., Class A	1,898,330
17,400		PartnerRe Ltd.	1,108,728
18,600		Regions Financial Corp.	605,430
16,800		RenaissanceRe Holdings Ltd.	635,880
66,400		Sun Life Financial Services of Canada	2,481,368
15,000		UBS AG - U.S. issue	1,285,050
87,800		U.S. Bancorp	2,597,124
62,300		Wachovia Corp.	3,147,396
7,950		Washington Mutual, Inc.	314,820
57,700		Wells Fargo & Co.	3,473,540
12,400		XL Capital Ltd., Class A	794,344
		TOTAL	48,791,302
		Healthcare--2.7%
69,300		Abbott Laboratories	2,983,365
37,600		Bristol-Myers Squibb Co.	795,992
30,700		GlaxoSmithKline PLC, ADR	1,596,093
25,500		Johnson & Johnson	1,596,810
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
140,800		Pfizer, Inc.	$3,060,992
46,800		Wyeth	2,085,408
		TOTAL	12,118,660
		Industrials--1.9%
51,980		BAE Systems PLC, ADR	1,213,733
105,300		General Electric Co.	3,570,723
12,800		Lockheed Martin Corp.	775,168
15,700		Northrop Grumman Corp.	842,305
18,100		TNT NV, ADR	427,160
3,600		Union Pacific Corp.	249,048
29,690		Waste Management, Inc.	876,151
7,000		York International Corp.	392,770
		TOTAL	8,347,058
		Information Technology--0.1%
15,000		Nokia Oyj, ADR, Class A	252,300
		Materials--2.1%
8,100		Air Products & Chemicals, Inc.	463,644
26,950		Du Pont (E.I.) de Nemours & Co.	1,123,545
20,900		Georgia-Pacific Corp.	679,877
17,400		Hanson PLC, ADR	880,266
22,900		POSCO, ADR	1,174,541
8,100		Rio Tinto PLC, ADR	1,236,222
20,800		Rohm & Haas Co.	905,424
20,300		Southern Copper Corp.	1,119,342
43,500		UPM - Kymmene OY, ADR	841,290
61,800		Worthington Industries, Inc.	1,243,416
		TOTAL	9,667,567
		Telecommunication Services--3.8%
105,400		AT&T Corp.	2,084,812
20,600		BCE, Inc.	509,850
52,500		BellSouth Corp.	1,366,050
21,100		Magyar Telekom, ADR	493,740
212,600		SBC Communications, Inc.	5,070,510
46,800		TDC A/S, ADR	1,314,612
12,600		Telefonos de Mexico, Class L, ADR	254,268
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--continued
195,300		Telstra Corp. Ltd., ADR	$3,101,364
38,300		Verizon Communications	1,206,833
64,000		Vodafone Group PLC, ADR	1,680,640
		TOTAL	17,082,679
		Utilities--2.9%
31,000		DPL, Inc.	798,870
37,600		Duke Energy Corp.	995,648
52,800		Edison International	2,310,528
22,300		Enel SpA, ADR	895,345
7,800		Energias de Portugal SA, ADR	221,130
24,200		Equitable Resources, Inc.	935,330
43,700		Exelon Corp.	2,273,711
17,300		National Grid PLC, ADR	793,032
43,400		Northeast Utilities Co.	789,446
25,600		ONEOK, Inc.	735,744
16,100		Progress Energy, Inc.	701,799
57,800		Scottish & Southern Energy PLC, ADR	1,002,743
20,200		United Utilities PLC, ADR	452,076
		TOTAL	12,905,402
		TOTAL COMMON STOCKS (IDENTIFIED COST $145,821,521)	156,121,930
		MUNICIPAL BONDS--58.1%
		Alabama--1.1%
$1,000,000		Alabama State Board of Education, (John C. Calhoun Community College), Revenue Bonds (Series 2002A), 5.250%, (FGIC INS), 05/01/2023	1,074,280
1,650,000		Courtland, AL IDB, (International Paper Co.), PCR Refunding Bonds (Series 2005A), 5.000%, 06/01/2025	1,634,688
1,000,000		Mobile, AL Water & Sewer Commissioners, Water & Sewer Revenue Bonds, 5.250%, (FGIC INS), 01/01/2020	1,050,640
1,370,000		Montgomery, AL BMC Special Care Facilities Finance Authority, (Baptist Health), Revenue Refunding Bonds (Series 2004-C), 5.125%, 11/15/2024	1,389,769
		TOTAL	5,149,377
		Alaska--0.5%
1,000,000		Alaska Municipal Bond Bank, Revenue Bonds (Series 2003E), 5.250%, (MBIA Insurance Corp. INS), 12/01/2022	1,079,120
1,000,000		Alaska Municipal Bond Bank, Revenue Bonds, 5.250%, (MBIA Insurance Corp. INS), 12/01/2022	1,061,800
		TOTAL	2,140,920
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Arizona--1.0%
$1,700,000		Glendale, AZ IDA, (John C. Lincoln Health Network), Hospital Revenue Refunding Bonds (Series 2005), 5.000%, 12/01/2035	$1,676,489
2,000,000		Maricopa County, AZ Unified School District No. 210, UT GO School Improvement Bonds (Series A), 5.000%, (FSA INS), 07/01/2020	2,108,420
850,000		Tempe, AZ IDA, (Friendship Village of Tempe), Senior Living Refunding Revenue Bonds (Series 2004A), 5.375%, 12/01/2013	855,602
		TOTAL	4,640,511
		Arkansas--0.5%
1,000,000		Independence County, AR, (Entergy Arkansas, Inc.), PCR Refunding Bonds (Series 2005), 5.000%, 01/01/2021	1,015,520
1,000,000		University of Arkansas, Revenue Bonds (Series 2004B), 5.000%, (MBIA Insurance Corp. INS), 11/01/2026	1,043,060
		TOTAL	2,058,580
		California--5.2%
2,000,000		California Educational Facilities Authority, (California College of the Arts), Revenue Bonds (Series 2005), 5.000%, 06/01/2035	1,983,120
570,000		California Health Facilities Financing Authority, (Catholic Healthcare West), Health Facility Revenue Bonds (Series 2004I), 4.95%, Mandatory Tender 7/1/2014	593,603
315,000		California State, UT GO Bonds, 5.250%, 02/01/2019	335,204
1,500,000		California State, Various Purpose UT GO Bonds, 5.125%, 11/01/2024	1,561,890
250,000		California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2018	266,612
1,500,000		California State, Various Purpose UT GO Bonds, 5.500%, 04/01/2030	1,605,705
800,000		California State, Various Purpose UT GO Bonds, 5.500%, 11/01/2033	858,528
900,000		California State, Various Purpose UT GO Bonds, 5.000%, 11/01/2021	934,551
300,000		California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2019	320,061
1,250,000	[2]	California Statewide Communities Development Authority, (Thomas Jefferson School of Law), Refunding Revenue Bonds (Series 2005B), 4.875%, 10/01/2031	1,233,825
695,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.500%, (FGIC INS), 07/01/2023	769,872
860,000		Glendale, CA Unified School District, UT GO Bonds (Series 2003F), 5.000%, (MBIA Insurance Corp. INS), 09/01/2023	897,298
3,000,000		Golden State Tobacco Securitization Corp., CA, (California State), Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2005A), 5.000%, 06/01/2045	3,010,080
1,000,000		Golden State Tobacco Securitization Corp., CA, (California State), Tobacco Settlement Enhanced Asset Backed Revenue Bonds (Series 2003B), 5.375%, (United States Treasury PRF 6/1/2010 @100), 06/01/2028	1,082,480
1,100,000		Southern California Logistics Airport Authority, Tax Allocation Bonds, 5.000%, (Radian Asset Assurance INS), 12/01/2035	1,109,119
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000		Trustees of the California State University, Revenue Bonds (Series A), 5.125%, (AMBAC INS), 11/01/2026	$1,041,130
4,000,000		University of California, LT Project Revenue Bonds, 5.000%, (FSA INS), 05/15/2023	4,176,480
1,545,000		Yucaipa Valley Water District, CA, Water System Revenue Certificates of Participation (Series 2004A), 5.250%, (MBIA Insurance Corp. INS), 09/01/2023	1,648,901
		TOTAL	23,428,459
		Colorado--5.2%
1,000,000		Castle Oaks, CO Metropolitan District, LT GO Bonds (Series 2005), 6.000%, 12/01/2025	982,210
1,250,000		Colorado Educational & Cultural Facilities Authority, (Colorado University Lab), Revenue Bonds, 5.250%, (XL Capital Assurance Inc. INS), 06/01/2024	1,322,938
1,500,000		Colorado Educational & Cultural Facilities Authority, (Peak to Peak Charter School Project), Refunding Revenue Bonds, 5.250%, (XL Capital Assurance Inc. INS), 08/15/2019	1,593,690
4,250,000		Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), Revenue Bonds (Series 2005), 5.000%, 12/01/2035	4,146,470
760,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2004A), 5.250%, 06/01/2034	775,968
2,000,000		Colorado Health Facilities Authority, (Poudre Valley Health Care, Inc.), Hospital Revenue Bonds (Series 2005F), 5.000%, 03/01/2025	2,015,440
1,250,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.750%, 12/01/2034	1,293,788
2,245,000		Denver, CO City & County Airport Authority, Revenue Bonds, 5.000%, (XL Capital Assurance Inc. INS), 11/15/2021	2,343,129
2,000,000		Denver, CO City & County Airport Authority, Revenue Bonds, 5.000%, (XL Capital Assurance Inc. INS), 11/15/2022	2,080,840
900,000		Denver, CO Convention Center Hotel Authority, Revenue Bonds (Series A), 5.000%, (XL Capital Assurance Inc. INS), 12/01/2021	932,958
1,000,000		Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, 12/01/2033	1,092,990
1,750,000		Eagle Bend, CO Metropolitan District No. 2, Refunding & Improvement LT GO Bonds, 5.250%, (Radian Asset Assurance INS), 12/01/2023	1,824,795
2,000,000		High Plains, CO Metropolitan District, Revenue Bonds (Series 2005A), 6.250%, 12/01/2035	2,002,820
1,000,000		Wheatlands, CO Metropolitan District No. 2, LT GO Bonds (Series 2005), 6.125%, 12/01/2035	1,001,650
		TOTAL	23,409,686
		Connecticut--0.1%
600,000		Connecticut State HEFA, (Eastern Connecticut Health Network), Revenue Bonds (Series 2005C), 5.125%, (Radian Asset Assurance INS), 07/01/2030	616,302
		Delaware--0.1%
200,000		Delaware Health Facilities Authority, (Beebe Medical Center), Refunding Revenue Bonds (Series 2004A), 5.500%, 06/01/2024	209,960
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--3.6%
$900,000		Broward County, FL Educational Facilities Authority, (Nova Southeastern University), Educational Facilities Revenue Bonds (Series 2004B), 5.600%, 04/01/2029	$934,929
100,000		Concorde Estates, FL Community Development District, Revenue Bonds (Series 2004B), 5.000%, 05/01/2011	100,119
2,000,000		Durbin Crossing Community Development District, FL, Special Assessment Bonds (Series 2005A), 5.500%, 05/01/2037	1,986,660
675,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	675,803
500,000		Highlands County, FL Health Facilities Authority, (Adventist Health System/ Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2002B), 5.250%, 11/15/2023	516,765
1,220,000		Live Oak, FL Community Development District No. 002, Special Assessment Revenue Bonds (Series 2004B), 5.000%, 11/01/2009	1,223,160
750,000		Miami Beach, FL Health Facilities Authority, (Mt. Sinai Medical Center, FL), Hospital Revenue Bonds (Series 2001A), 6.700%, 11/15/2019	817,290
500,000		Miami, FL Health Facilities Authority, (Catholic Health East), Health System Revenue Bonds (Series 2003B), 5.125%, 11/15/2024	510,890
600,000		Miami, FL Health Facilities Authority, (Catholic Health East), Health System Revenue Bonds (Series 2003C), 5.250%, 11/15/2033	612,006
500,000		Midtown Miami, FL Community Development District, Special Assessment Bonds (Series 2004A), 6.000%, 05/01/2024	529,135
485,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.000%, 05/01/2020	518,484
1,515,000		South Bay, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005B-2), 5.375%, 05/01/2013	1,517,136
1,130,000		St. Johns County, FL IDA, (Presbyterian Retirement Communities), First Mortgage Revenue Bonds (Series 2004A), 5.850%, 08/01/2024	1,206,275
725,000		Tern Bay, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005), 5.000%, 05/01/2015	730,728
2,490,000		University of Central Florida Athletics Association, Inc., FL, Certificates of Participation (Series 2005A), 5.000%, (FGIC INS), 10/01/2024	2,597,742
1,630,000		Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance INS), 10/15/2025	1,671,092
		TOTAL	16,148,214
		Georgia--0.9%
615,000		Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	615,264
300,000		Floyd County, GA Development Authority, (Temple-Inland, Inc.), Environmental Revenue Bonds, 5.700%, 12/01/2015	316,686
750,000		Fulton County, GA Residential Care Facilties, (Canterbury Court), Revenue Bonds (Series 2004A), 6.125%, 02/15/2026	777,435
2,315,000		Municipal Electric Authority of Georgia, Revenue Bonds, 5.000%, (MBIA Insurance Corp. INS), 01/01/2025	2,413,272
		TOTAL	4,122,657
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--2.1%
$3,000,000		Chicago, IL O'Hare International Airport, 3rd Lien Refunding Revenue Bonds (Series 2004A), 5.000%, (MBIA Insurance Corp. INS), 01/01/2026	$3,098,940
2,185,000		Chicago, IL O'Hare International Airport, 3rd Lien Refunding Revenue Bonds (Series 2004A), 5.000%, (MBIA Insurance Corp. INS), 01/01/2027	2,255,422
1,500,000		Chicago, IL Park District, LT GO Bonds (Series 2004A), 5.000%, (AMBAC INS), 01/01/2025	1,554,870
1,000,000		Chicago, IL Park District, LT GO Bonds (Series 2004A), 5.000%, (AMBAC INS), 01/01/2026	1,035,130
500,000		Illinois Educational Facilities Authority, (Educational Advancement Fund-University Center), Student Housing Revenue Bonds, 6.250%, 05/01/2034	512,155
1,000,000		Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	994,940
		TOTAL	9,451,457
		Indiana--0.7%
700,000		Indiana Health Facility Financing Authority, (Community Foundation of Northwest Indiana), Hospital Revenue Bonds (Series 2004A), 6.250%, 03/01/2025	749,042
2,500,000		St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	2,458,725
		TOTAL	3,207,767
		Iowa--0.2%
375,000		Bremer County, IA Retirement Facilities, (Bartels Lutheran Retirement Community), Retirement Facility Revenue Bonds (Series 2005A), 5.375%, 11/15/2027	372,360
500,000		Scott County, IA, (Ridgecrest Village), Revenue Refunding Bonds (Series 2004), 5.625%, 11/15/2018	512,550
		TOTAL	884,910
		Kentucky--0.1%
500,000		Kentucky Economic Development Finance Authority, (Norton Healthcare, Inc.), Revenue Bonds (Series 2000A), 6.625%, 10/01/2028	543,475
		Louisiana--0.5%
1,000,000		Opelousas, LA General Hospital Authority, (Opelousas General Health System), Revenue Bonds, 5.300%, 10/01/2018	988,180
1,000,000		St. John the Baptist Parish, LA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.350%, 12/01/2013	1,047,340
		TOTAL	2,035,520
		Maryland--1.1%
4,000,000		Maryland State Health & Higher Educational Facilities Authority, (Civista Medical Center), Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance INS), 07/01/2037	4,040,360
355,000		Maryland State Health & Higher Educational Facilities Authority, (MedStar Health, Inc.), Refunding Revenue Bonds (Series 2004), 5.750%, 08/15/2016	388,402
500,000	[2]	Maryland State IDFA, (Our Lady of Good Counsel High School), Economic Development Revenue Bonds (Series 2005A), 6.000%, 05/01/2035	510,080
		TOTAL	4,938,842
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Massachusetts--1.2%
$235,000		Massachusetts HEFA, (Milford-Whitinsville Hospital), Revenue Bonds (Series 1998C), 5.750%, 07/15/2013	$243,075
2,000,000		Massachusetts HEFA, (Milford-Whitinsville Hospital), Revenue Bonds (Series 2002D), 6.350%, 07/15/2032	2,104,500
1,000,000		Massachusetts HEFA, (Northern Berkshire Health System), Revenue Bonds (Series 2004A), 6.375%, 07/01/2034	1,047,300
1,000,000		Massachusetts State Development Finance Agency, (Seven Hills Foundation & Affiliates), Revenue Bonds, 5.000%, (Radian Asset Assurance INS), 09/01/2035	1,012,340
1,250,000		Massachusetts State Development Finance Agency, (Western New England College), Revenue Bonds (Series 2005A), 5.000%, (Assured Guaranty Corp. INS), 09/01/2033	1,274,738
		TOTAL	5,681,953
		Michigan--1.7%
1,100,000		Cornell Township MI, Economic Development Corp., (MeadWestvaco Corp.), Refunding Revenue Bonds, 5.875%, (United States Treasury PRF 5/1/2012 @100), 5/1/2012	1,233,265
1,905,000		Delta County, MI Economic Development Corp., (MeadWestvaco Corp.), Environmental Improvement Revenue Refunding Bonds (Series A), 6.250%, (United States Treasury PRF 4/15/2012 @100), 04/15/2027	2,177,186
120,000		Dickinson County, MI Economic Development Corp., (International Paper Co.), Refunding Environmental Improvement Revenue Bonds (Series 2002A), 5.750%, 06/01/2016	126,572
300,000		Gaylord, MI Hospital Finance Authority, (Otsego Memorial Hospital Obligated Group), Hospital Revenue Refunding Bonds (Series 2004), 6.500%, 01/01/2037	308,256
1,000,000		Kent Hospital Finance Authority, MI, (Metropolitan Hospital), Revenue Bonds (Series 2005A), 6.250%, 07/01/2040	1,078,110
500,000		Michigan State Hospital Finance Authority, (Chelsea Community Hospital), Hospital Revenue Bonds (Series 2005), 5.000%, 05/15/2037	486,605
1,000,000		Michigan State Hospital Finance Authority, (Oakwood Obligated Group), Revenue Bonds, 5.500%, 11/01/2013	1,086,140
1,000,000		Riverview, MI Community School District, Refunding UT GO Bonds, 5.000%, (Q-SBLF GTD), 05/01/2021	1,047,590
		TOTAL	7,543,724
		Minnesota--1.7%
550,000		Glencoe, MN Health Care Facilities, (Glencoe Regional Health Services), Revenue Bonds (Series 2005), 5.000%, 04/01/2031	536,454
500,000		Minneapolis/St. Paul, MN Housing & Redevelopment Authority, (HealthPartners Obligated Group), Health Care Facility Revenue Bonds (Series 2003), 6.000%, 12/01/2019	545,590
3,500,000		Minnesota Municipal Power Agency, Electric Revenue Bonds (Series 2005), 5.000%, 10/01/2030	3,538,045
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Minnesota--continued
$2,000,000		St. Paul, MN Housing & Redevelopment Authority, (Health East, Inc.), Hospital Facility Revenue Bonds (Series 2005), 6.000%, 11/15/2030	$2,140,820
1,000,000		St. Paul, MN Housing & Redevelopment Authority, (Health East, Inc.), Hospital Facility Revenue Bonds (Series 2005), 6.000%, 11/15/2035	1,068,380
		TOTAL	7,829,289
		Mississippi--0.5%
560,000		Lowndes County, MS Solid Waste Disposal, (Weyerhaeuser Co.), PCR Refunding Bonds (Project A), 6.800%, 04/01/2022	677,673
750,000		Mississippi Business Finance Corp., (System Energy Resources, Inc.), PCR Bonds, 5.875%, 04/01/2022	763,875
900,000		Mississippi Hospital Equipment & Facilities Authority, (Southwest Mississippi Regional Medical Center), Refunding & Improvement Revenue Bonds, 5.750%, 04/01/2023	929,322
		TOTAL	2,370,870
		Missouri--0.8%
1,500,000		Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2004A), 5.250%, 12/01/2019	1,561,965
2,165,000		Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2005A), 5.000%, 06/01/2035	2,169,806
		TOTAL	3,731,771
		Nevada--1.1%
250,000		Clark County, NV, (Mountains Edge SID No. 142), Limited Obligation Improvement Bonds (Series 2003), 5.800%, 08/01/2015	258,430
500,000		Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	495,320
1,300,000	[2]	Director of the State of Nevada Department of Business and Industry, (Las Ventanas Retirement Community), Revenue Bonds (Series 2004A), 7.000%, 11/15/2034	1,341,171
250,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.100%, 03/01/2022	249,023
600,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.125%, 03/01/2025	599,958
655,000		Las Vegas Valley, NV Water District, Refunding LT GO Bonds (Series 2003B), 5.000%, (MBIA Insurance Corp. INS), 06/01/2027	674,853
1,200,000		Las Vegas, NV, (Providence SID No. 607), Local Improvement Special Assessment Bonds (Series 2004), 6.250%, 06/01/2024	1,237,884
		TOTAL	4,856,639
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Jersey--3.0%
$1,000,000		New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Revenue Bonds, Series 2004, 5.750%, 06/15/2029	$1,051,590
1,000,000		New Jersey EDA, (New Jersey State), School Facilities Construction Revenue Bonds (Series 2004I), 5.250%, (United States Treasury PRF 9/1/2014 @100), 09/01/2028	1,098,050
1,000,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), First Mortgage Refunding Revenue Bonds (Series 2004A), 4.800%, 11/01/2013	979,850
300,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), Revenue Refunding Bonds (Series A), 5.750%, 11/01/2024	313,383
900,000		New Jersey Health Care Facilities Financing Authority, (Children's Specialized Hospital), Revenue Bonds, (Series 2005A), 5.500%, 07/01/2030	928,179
1,400,000		New Jersey Health Care Facilities Financing Authority, (RWJ Health Care Corp.), Revenue Bonds (Series 2005B), 5.000%, (Radian Asset Assurance INS), 07/01/2035	1,423,534
4,000,000		New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series 2005D, 5.000%, 06/15/2020	4,191,240
3,050,000		Tobacco Settlement Financing Corp., NJ, Revenue Bonds, 7.000%, 06/01/2041	3,570,422
		TOTAL	13,556,248
		New Mexico--0.6%
500,000	[2]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	526,580
1,925,000		Sandoval County, NM, (Intel Corp.), Incentive Payment Refunding Revenue Bonds (Series 2005), 5.000%, 06/01/2020	2,000,710
		TOTAL	2,527,290
		New York--6.0%
500,000		Dutchess County, NY IDA, (St. Francis Hospital and Health Centers), Civic Facility Revenue Bonds (Series 2004B), 7.500%, 03/01/2029	543,835
200,000		Long Island Power Authority, NY, Electric System Revenue Bonds (Series C), 5.000%, 09/01/2022	205,530
2,500,000	[2]	New York City, NY IDA, (7 World Trade Center LLC), Liberty Revenue Bonds (Series A), 6.500%, 03/01/2035	2,671,625
1,000,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.250%, (AMBAC INS), 08/01/2022	1,075,690
500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2004 Series B), 5.250%, 08/01/2020	538,160
1,565,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series A), 5.250%, 08/01/2017	1,659,354
350,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series D), 5.250%, 10/15/2020	370,381
800,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series I), 5.000%, 08/01/2019	830,664
1,500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.250%, 08/15/2024	1,579,155
1,000,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series D), 5.000%, 11/01/2025	1,025,870
1,000,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series H), 5.000%, 08/01/2019	1,038,330
2,500,000		New York City, NY, UT GO Bonds (Fiscal 2006 Series C), 5.000%, 08/01/2025	2,568,775
2,315,000		New York City, NY, UT GO Bonds (Fiscal 2006 Series C), 5.000%, 08/01/2026	2,376,857
375,000		New York City, NY, UT GO Bonds (Series 2003J), 5.500%, 06/01/2023	401,213
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$4,000,000		New York City, NY, UT GO Bonds (Series 2005K), 5.000%, 08/01/2019	$4,167,440
2,450,000		New York Liberty Development Corp., (Goldman Sachs Group, Inc.), Revenue Bonds (Series 2005), 5.250%, 10/01/2035	2,688,214
200,000		New York State Dormitory Authority, (New York City, NY), Court Facilities Lease Revenue Bonds (Series 2003A), 5.375%, (U.S. Treasury PRF 5/15/2013 @100) 5/15/2021	220,408
1,000,000		New York State Dormitory Authority, (Rochester General Hospital), Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance INS), 12/01/2025	1,034,390
500,000		Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2003A-1), 5.500%, 06/01/2018	540,760
900,000		Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2018	974,448
500,000		Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2022	538,625
		TOTAL	27,049,724
		North Carolina--0.2%
1,000,000		North Carolina Medical Care Commission, (Arc of North Carolina Projects), Health Care Housing Revenue Bonds (Series 2004A), 5.800%, 10/01/2034	1,024,640
		Ohio--2.4%
1,230,000		Akron, Bath & Copley, OH Joint Township, (Summa Health System), Hospital District Revenue Bonds (Series 2004A), 5.125%, (Radian Asset Assurance INS), 11/15/2024	1,260,823
250,000		Cleveland-Cuyahoga County, OH Port Authority, (Port of Cleveland Bond Fund), Development Revenue Bonds (Series 2005B), 5.125%, 05/15/2025	246,205
1,000,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.250%, (FSA INS), 12/01/2022	1,076,620
1,800,000		Franklin County, OH Health Care Facilities, (Ohio Presbyterian Retirement Services), Improvement Revenue Bonds (Series 2005A), 5.125%, 07/01/2035	1,806,948
500,000		Franklin County, OH Health Care Facilities, (Ohio Presbyterian Retirement Services), Revenue Refunding Bonds, 5.500%, 07/01/2021	511,835
500,000		Ohio State Higher Educational Facilities Commission, (Baldwin-Wallace College), Revenue Bonds, 5.500%, 12/01/2021	527,785
1,010,000		Ohio State Higher Educational Facilities Commission, (Baldwin-Wallace College), Revenue Bonds, 5.500%, 12/01/2022	1,061,025
540,000		Parma, OH, (Parma Community General Hospital Association), Hospital Improvement and Refunding Revenue Bonds, 5.375%, 11/01/2029	550,773
400,000		Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	456,224
375,000		Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	382,485
2,705,000		University of Cincinnati, OH, General Receipts Revenue Bonds (Series 2004D), 5.000%, (AMBAC INS), 06/01/2025	2,814,985
		TOTAL	10,695,708
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Oklahoma--0.1%
$515,000		Oklahoma State Industries Authority, (Oklahoma Med Resh Foundation), Revenue Bonds, 5.250%, (AMBAC INS), 02/01/2021	$543,433
		Oregon--0.5%
2,000,000		Oregon State Department Administrative Services, Certificates of Participation, (Series 2005B), 5.000%, (FGIC INS), 11/01/2022	2,098,720
		Pennsylvania--4.2%
450,000		Allegheny County Redevelopment Authority, (Pittsburgh Mills), Revenue Bonds, 5.600%, 07/01/2023	464,746
500,000		Allegheny County, PA HDA, (Catholic Health East), Revenue Bonds, 5.375%, 11/15/2022	516,840
500,000		Allegheny County, PA HDA, (West Penn Allegheny Health System), Health System Revenue Bonds (Series 2000B), 9.250%, 11/15/2030	595,450
300,000		Allegheny County, PA Higher Education Building Authority, (Chatham College), Revenue Bonds (Series 2002B), 5.250%, 11/15/2016	304,179
500,000		Allegheny County, PA IDA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.500%, 12/01/2029	516,560
600,000		Allegheny County, PA IDA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.600%, 09/01/2030	623,982
500,000		Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.000%, (MBIA Insurance Corp. INS), 11/01/2022	521,025
354,000		Crawford County, PA Hospital Authority, (Wesbury United Methodist Community Obligated Group), Senior Living Facilities Revenue Bonds, 5.900%, 08/15/2009	357,745
250,000		Delaware County, PA Authority, (Neumann College), College Revenue Refunding Bonds (Series 1998A), 5.375%, 10/01/2018	254,743
1,000,000		Lancaster County, PA Hospital Authority, (Lancaster General Hospital), Revenue Bonds, 5.500%, 03/15/2026	1,040,390
1,000,000		Lehigh County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds, 5.375%, 08/15/2033	1,023,870
1,000,000		Montgomery County, PA IDA, (Adult Communities Total Services, Inc.), Retirement Community Revenue Refunding Bonds (Series 1996A), 5.875%, 11/15/2022	1,030,970
500,000		Montgomery County, PA IDA, (Whitemarsh Continuing Care Retirement Community), Fixed Rate Mortgage Revenue Bonds (Series 2005), 6.250%, 02/01/2035	521,330
250,000		Pennsylvania State Higher Education Facilities Authority, (Dickinson College), Revenue Bonds (Series 2003AA1), 5.000%, (Radian Asset Assurance INS), 11/01/2026	254,120
1,000,000		Pennsylvania State Higher Education Facilities Authority, (LaSalle University), Revenue Bonds, 5.250%, 05/01/2023	1,020,800
500,000		Pennsylvania State Higher Education Facilities Authority, (Messiah College), Revenue Bonds (Series AA), 5.500%, (Radian Asset Assurance INS), 11/01/2022	531,900
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$500,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Health System Revenue Bonds (Series A), 6.250%, 01/15/2018	$552,085
1,000,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds (Series 2001A), 6.000%, 01/15/2022	1,085,260
500,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds, (Series A), 6.000%, 01/15/2031	542,630
250,000		Pennsylvania State Higher Education Facilities Authority, (Ursinus College), Revenue Bonds, 5.250%, (Radian Asset Assurance INS), 01/01/2027	258,750
500,000		Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	501,455
2,500,000		Philadelphia, PA Redevelopment Authority, Neighborhood Transformation Revenue Bonds (Series 2005C), 5.000%, (FGIC INS), 04/15/2029	2,580,775
1,650,000		Pittsburgh, PA Water & Sewer Authority, Water & Sewer System Revenue Bonds, 5.000%, (MBIA Insurance Corp. INS), 09/01/2025	1,716,875
1,500,000		St. Mary Hospital Authority, PA, (Catholic Health East), Health System Revenue Bonds (Series 2004B), 5.375%, 11/15/2034	1,556,820
500,000		Westmoreland County, PA IDA, (Redstone Presbyterian Seniorcare Obligated Group), Retirement Community Revenue Bonds (Series 2005A), 5.750%, 01/01/2026	509,205
		TOTAL	18,882,505
		South Carolina--2.3%
1,445,000		Lexington County, SC Health Services District, Inc., (Lexington Medical Center), Refunding & Improvement Hospital Revenue Bonds, 5.750%, 11/01/2028	1,532,842
2,000,000		Medical University of South Carolina Hospital Authority, (Medical University of South Carolina), FHA Insured Refunding Revenue Bonds (Series 2004A), 5.000%, (MBIA Insurance Corp. INS), 08/15/2031	2,038,320
1,745,000		Myrtle Beach, SC, Hospitality Fee Revenue Bonds (Series 2004A), 5.375%, (FGIC INS), 06/01/2020	1,886,851
1,000,000		Newberry County, SC, (Newberry Community Memorial Hospital), Special Source Refunding Revenue Bonds, 5.250%, (Radian Asset Assurance INS), 12/01/2029	1,025,940
2,015,000		South Carolina Education Facilities Authority, (Benedict College), Revenue Bonds, 5.625%, (Radian Asset Assurance INS), 07/01/2031	2,153,692
275,000		South Carolina, EDA, (Bon Secours Health System), Economic Development Revenue Bonds, (Series 2002A), 5.500%, 11/15/2023	287,631
1,555,000		South Carolina, EDA, (Bon Secours Health System), Health System Revenue Bonds (Series A), 5.625%, 11/15/2030	1,628,458
		TOTAL	10,553,734
		Tennessee--0.2%
1,000,000		Knox County, TN Health Education & Housing Facilities Board, (Baptist Health System of East Tennessee), Hospital Facilities Revenue Bonds, 6.500%, 04/15/2031	1,053,900
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--3.9%
$1,000,000		Canyon, TX Independent School District, Refunding & Improvement UT GO Bonds (Series 2002A), 5.375%, (PSFG INS), 02/15/2024	$1,077,610
2,655,000		Dallas, TX Independent School District, Refunding Building UT GO Bonds (Series 2004A), 5.000%, (PSFG INS), 08/15/2029	2,737,677
1,000,000		Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2004A), 7.125%, 09/01/2034	1,077,860
1,835,000		Galveston County, TX, LT GO Bonds (Series 2003C), 5.250%, (AMBAC INS), 02/01/2021	1,938,384
1,000,000		Harris County, TX, Refunding Sr. Lien Toll Road Revenue Bonds, 5.000%, (FGIC INS), 08/15/2027	1,034,800
2,250,000		La Joya, TX Independent School District, UT GO Bonds, 5.000%, (PSFG INS), 02/15/2029	2,313,630
1,000,000		Lower Colorado River Authority, TX, Transmission Contract Refunding Revenue Bonds (Series 2003C), 5.250%, (AMBAC INS), 05/15/2018	1,069,230
200,000		Matagorda County, TX Navigation District No. 1, (Centerpoint Energy Houston Electric), Collateralized Refunding Revenue Bonds, 5.600%, 03/01/2027	208,424
500,000		North Central Texas HFDC, (Children's Medical Center of Dallas), Hospital Revenue Refunding Bonds (Series 2002), 5.250%, (AMBAC INS), 08/15/2022	526,050
1,250,000		North Central Texas HFDC, (Northwest Senior Housing Corp. Edgemere Project), Retirement Facility Revenue Bonds (Series 1999), 7.500%, 11/15/2029	1,345,350
750,000		Port of Corpus Christi, TX IDC, (Valero Energy Corp.), Revenue Refunding Bonds (Series C), 5.400%, 04/01/2018	776,768
250,000		Sabine River Authority, TX, (TXU Energy), PCR Refunding Bonds (Series 2003B), 6.150%, 08/01/2022	272,863
500,000		Sabine River Authority, TX, (TXU Energy), Refunding PCR Bonds (Series 2003A), 5.800%, 07/01/2022	533,430
2,000,000		Texas State Transportation Commission, (Texas State), Mobility Fund Bonds (Series 2005A), 5.000%, 04/01/2027	2,075,220
715,000		Travis County, TX Health Facilities Development Corp., (Querencia at Barton Creek), Retirement Facility Revenue Bonds, 5.650%, 11/15/2035	697,425
		TOTAL	17,684,721
		Utah--0.8%
1,840,000		Mountain Regional Water Special Service District, UT, Refunding Revenue Bonds, 5.000%, (MBIA Insurance Corp. INS), 12/15/2026	1,907,620
1,475,000		Utah State Board of Regents, (Utah State University), Revenue Bonds, 5.250%, (MBIA Insurance Corp. INS), 04/01/2020	1,584,342
		TOTAL	3,491,962
		Virginia--1.3%
2,000,000		Chesapeake, VA Hospital Authority, (Chesapeake General Hospital), Hospital Facilty Refunding Revenue Bonds (Series 2004A), 5.250%, 07/01/2018	2,082,180
2,500,000		Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, 06/01/2037	2,555,600
1,170,000		Virginia Peninsula Port Authority, (Brinks Co. (The)), Coal Terminal Revenue Refunding Bonds (Series 2003), 6.000%, 04/01/2033	1,251,760
		TOTAL	5,889,540
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Washington--1.2%
$1,160,000		Energy Northwest, WA, Wind Project Revenue Bonds, 5.000%, (AMBAC INS), 07/01/2023	$1,194,023
500,000		Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Refunding Revenue Bonds, 6.000%, 12/01/2018	536,910
1,000,000		Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Revenue Bonds (Series 2005), 5.500%, 12/01/2030	1,017,370
1,000,000		Skagit County, WA Public Hospital District No. 1, UT GO Bonds, 5.500%, (MBIA Insurance Corp. INS), 12/01/2023	1,091,370
820,000		Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2023	852,472
500,000		Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2022	520,785
		TOTAL	5,212,930
		West Virginia--0.2%
1,000,000		West Virginia State Hospital Finance Authority, (Camden Clark Memorial Hospital), Hospital Revenue & Improvement Refunding Bonds (Series 2004A), 5.250%, (FSA INS), 02/15/2019	1,067,380
		Wisconsin--1.3%
160,000		Wisconsin State HEFA, (Beaver Dam Community Hospitals, Inc.), Revenue Bonds (Series 2004A), 6.750%, 08/15/2034	172,733
160,000		Wisconsin State HEFA, (Blood Center of Southeastern Wisconsin, Inc.), Revenue Bonds (Series 2004), 5.750%, 06/01/2034	167,989
1,000,000		Wisconsin State HEFA, (Fort Healthcare, Inc.), Revenue Bonds (Series 2004), 6.100%, 05/01/2034	1,063,180
250,000		Wisconsin State HEFA, (Southwest Health Center), Revenue Bonds (Series 2004A), 6.250%, 04/01/2034	253,245
1,400,000		Wisconsin State HEFA, (Vernon Memorial Healthcare, Inc.), Revenue Bonds (Series 2005), 5.250%, 03/01/2035	1,367,534
2,500,000		Wisconsin State Transportation, Refunding Revenue Bonds (Series 2005A), 5.000%, (FSA INS), 07/01/2025	2,607,925
		TOTAL	5,632,606
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $258,075,519)	261,965,924
		SHORT-TERM MUNICIPALS--6.5%
		Alaska--0.7%
2,500,000		Valdez, AK Marine Terminal, (BP Pipelines (Alaska) Inc.), (Series 2003B) Daily VRDNs (BP PLC GTD), 07/01/2037	2,500,000
600,000		Valdez, AK Marine Terminal, (BP Pipelines (Alaska) Inc.), (Series 2003C) Daily VRDNs (BP PLC GTD), 07/01/2037	600,000
		TOTAL	3,100,000
		Arizona--0.9%
4,000,000		Apache County, AZ IDA, (Tucson Electric Power Co.), (Series 1983B) Weekly VRDNs (Bank of New York LOC), 12/15/2018	4,000,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued
		California--0.2%
$1,000,000		Metropolitan Water District of Southern California, (Series 2001 B-1) Weekly VRDNs (Dexia Credit Local LIQ), 07/01/2020	$1,000,000
		Louisiana--0.9%
4,000,000		Louisiana State Offshore Terminal Authority, (Loop LLC), (Series 2003A) Daily VRDNs (SunTrust Bank LOC), 09/01/2014	4,000,000
		Massachusetts--0.9%
2,600,000		Commonwealth of Massachusetts, (Series 2000A) Daily VRDNs (Landesbank Baden-Wuerttemberg (GTD) LIQ), 12/01/2030	2,600,000
1,500,000		Commonwealth of Massachusetts, Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000, Daily VRDNs (State Street Bank and Trust Co. LIQ), 12/01/2030	1,500,000
		TOTAL	4,100,000
		Michigan--0.2%
1,000,000		Michigan State Hospital Finance Authority, (Covenant Retirement Communities, Inc.), (Series 1999 A) Weekly VRDNs (LaSalle Bank, N.A. LOC), 12/01/2029	1,000,000
		New York--0.5%
2,400,000		New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Series 1995 A) Daily VRDNs (FGIC INS, FGIC Securities Purchase, Inc. LIQ), 06/15/2025	2,400,000
		Oklahoma--0.5%
2,200,000		Tulsa County, OK Industrial Authority, (Montereau in Warren Woods), (Series 2002A) Daily VRDNs (BNP Paribas SA LOC), 07/01/2032	2,200,000
		Tennessee--0.6%
800,000		Sevier County, TN Public Building Authority, (Mt. Juliet, TN), (Series IV-J-2) Daily VRDNs (AMBAC INS, JPMorgan Chase Bank, N.A. LIQ), 06/01/2023	800,000
1,760,000		Sevier County, TN Public Building Authority, (Union City, TN), (Series IV-E3) Daily VRDNs (AMBAC INS, JPMorgan Chase Bank, N.A. LIQ), 06/01/2024	1,760,000
		TOTAL	2,560,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued
		Utah--1.1%
$5,100,000		Emery County, UT, (Pacificorp), (Series 1994) Daily VRDNs (AMBAC INS, Bank of Nova Scotia, Toronto LIQ), 11/01/2024	$5,100,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	29,460,000
		TOTAL INVESTMENTS--99.2% (IDENTIFIED COST $433,357,040) [3]	447,547,854
		OTHER ASSETS AND LIABILITIES - NET--0.8%	3,740,084
		TOTAL NET ASSETS--100%	$451,287,938

At October 31, 2005, the Fund holds no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).

1 Non-income producing security.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At October 31, 2005, these securities amounted to $6,283,281 which represents 1.4% of total net assets.

3 The cost of investments for federal tax purposes amounts to $433,459,568.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2005.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
IDFA	--Industrial Development Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCR	--Pollution Control Revenue
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
Q-SBLF	--Qualified State Bond Loan Fund
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2005

Assets:
Total investments in securities, at value (identified cost $433,357,040)		$447,547,854
Cash		29,006
Income receivable		4,323,650
Receivable for investments sold		5,343,436
Receivable for shares sold		4,996,883
TOTAL ASSETS		462,240,829
Liabilities:
Payable for investments purchased	$10,449,171
Payable for shares redeemed	252,181
Payable for distribution services fee (Note 5)	85,282
Payable for shareholder services fee (Note 5)	92,961
Accrued expenses	73,296
TOTAL LIABILITIES		10,952,891
Net assets for 40,664,151 shares outstanding		$451,287,938
Net Assets Consist of:
Paid-in capital		$437,975,053
Net unrealized appreciation of investments		14,190,814
Accumulated net realized loss on investments, foreign currency transactions, and futures contracts		(1,007,878)
Undistributed net investment income		129,949
TOTAL NET ASSETS		$451,287,938
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($314,215,058 ÷ 28,311,249 shares outstanding), no par value, unlimited shares authorized		$11.10
Offering price per share (100/94.50 of $11.10) [1]		$11.75
Redemption proceeds per share		$11.10
Class B Shares:
Net asset value per share ($57,181,920 ÷ 5,153,249) shares outstanding), no par value, unlimited shares authorized		$11.10
Offering price per share		$11.10
Redemption proceeds per share (94.50/100 of $11.10) [1]		$10.49
Class C Shares:
Net asset value per share ($79,890,960 ÷ 7,199,653 shares outstanding), no par value, unlimited shares authorized		$11.10
Offering price per share (100/99.00 of $11.10) [1]		$11.21
Redemption proceeds per share (99.00/100 of $11.10) [1]		$10.99

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $136,938)			$4,096,937
Interest			9,349,257
TOTAL INCOME			13,446,194
Expenses:
Investment adviser fee (Note 5)		$3,160,013
Administrative personnel and services fee (Note 5)		262,591
Custodian fees		6,777
Transfer and dividend disbursing agent fees and expenses		178,139
Directors'/Trustees' fees		2,662
Auditing fees		21,411
Legal fees		7,833
Portfolio accounting fees		127,281
Distribution services fee--Class B Shares (Note 5)		341,513
Distribution services fee--Class C Shares (Note 5)		446,278
Shareholder services fee--Class A Shares (Note 5)		527,032
Shareholder services fee--Class B Shares (Note 5)		113,838
Shareholder services fee--Class C Shares (Note 5)		148,525
Share registration costs		33,505
Printing and postage		44,402
Insurance premiums		8,258
Taxes		5,193
Miscellaneous		2,744
TOTAL EXPENSES		5,437,995
Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(1,600,736)
Waiver of administrative personnel and services fee	(20,352)
Waiver of shareholder services fee--Class A Shares	(306,334)
Fees paid indirectly from directed brokerage arrangements	(15,831)
TOTAL WAIVERS AND EXPENSE REDUCTION		(1,943,253)
Net expenses			3,494,742
Net investment income			9,951,452
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, and Futures Contracts:
Net realized loss on investments and foreign currency transactions			(584,540)
Net realized gain on futures contracts			50,786
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			8,290,862
Net change in unrealized appreciation of futures contracts			54,624
Net realized and unrealized gain on investments, foreign currency transactions, and futures contracts			7,811,732
Change in net assets resulting from operations			$17,763,184

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended	Two Months Ended	Period Ended
	10/31/2005	10/31/2004 [1]	8/31/2004 [2]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,951,452	$1,066,959	$4,095,100
Net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(533,754)	126,153	(600,196)
Net change in unrealized appreciation/depreciation of investments, foreign currency translation, and futures contracts	8,345,486	3,051,567	2,793,761
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	17,763,184	4,244,679	6,288,665
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(7,453,536)	(804,960)	(2,435,547)
Class B Shares	(1,186,908)	(148,027)	(544,851)
Class C Shares	(1,555,506)	(183,327)	(676,174)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,195,950)	(1,136,314)	(3,656,572)
Share Transactions:
Proceeds from sale of shares	260,941,795	23,263,845	199,990,864
Net asset value of shares issued to shareholders in payment of distributions declared	8,148,592	867,126	2,631,649
Cost of shares redeemed	(43,189,769)	(2,290,568)	(12,383,288)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	225,900,618	21,840,403	190,239,225
Change in net assets	233,467,852	24,948,768	192,871,318
Net Assets:
Beginning of period	217,820,086	192,871,318	--
End of period (including undistributed net investment income of $129,949, $369,241 and $438,021, respectively)	$451,287,938	$217,820,086	$192,871,318

1 The Fund changed its fiscal year end from August 31 to October 31.

2 For the period from September 26, 2003 (start of performance) to August 31, 2004.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2005

1. ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Fund changed its fiscal year end from August 31 to October 31 in 2004. The investment objective of the Fund is to seek to provide tax-advantaged income, with a secondary objective of capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2005, the Fund had realized gains on futures contracts of $50,786.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Year Ended 10/31/2005		Two Months Ended 10/31/2004 [1]		Period Ended 8/31/2004 [2]
Class A Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,288,237	$192,552,538	1,538,245	$16,322,950	12,216,873	$127,011,349
Shares issued to shareholders in payment of distributions declared	573,571	6,366,233	62,810	664,512	185,778	1,935,513
Shares redeemed	(2,664,767)	(29,557,198)	(139,475)	(1,480,199)	(750,023)	(7,820,583)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	15,197,041	$169,361,573	1,461,580	$15,507,263	11,652,628	$121,126,279

	Year Ended 10/31/2005		Two Months Ended 10/31/2004 [1]		Period Ended 8/31/2004 [2]
Class B Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,325,238	$25,838,701	275,860	$2,925,904	3,182,977	$32,924,200
Shares issued to shareholders in payment of distributions declared	77,388	858,846	9,321	98,620	32,411	337,874
Shares redeemed	(509,181)	(5,649,402)	(37,158)	(393,769)	(203,607)	(2,112,905)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,893,445	$21,048,145	248,023	$2,630,755	3,011,781	$31,149,169

	Year Ended 10/31/2005		Two Months Ended 10/31/2004 [1]		Period Ended 8/31/2004 [2]
Class C Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,827,716	$42,550,556	378,601	$4,014,991	3,859,351	$40,055,315
Shares issued to shareholders in payment of distributions declared	83,204	923,513	9,829	103,994	34,365	358,262
Shares redeemed	(718,701)	(7,983,169)	(39,262)	(416,600)	(235,450)	(2,449,800)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,192,219	$35,490,900	349,168	$3,702,385	3,658,266	$37,963,777
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	20,282,705	$225,900,618	2,058,771	$21,840,403	18,322,675	$190,239,225

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (start of performance) to August 31, 2004.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, excise tax and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(5,193)	$5,026	$167

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended October 31, 2005, the two months ended October 31, 2004, and the period ended August 31, 2004 were as follows:

	10/31/2005	10/31/2004	8/31/2004
Tax-exempt income	$7,034,095	$833,373	$2,438,934
Ordinary income [1]	$3,161,855	$302,941	$1,217,638

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$40,511
Undistributed tax-exempt income	$89,437
Unrealized appreciation	$14,088,286
Capital loss carryforward	$(905,351)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2005, the cost of investments for federal tax purposes was $433,459,568. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation from futures contracts was $14,088,286. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $18,671,263 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,582,977.

At October 31, 2005, the Fund had a capital loss carryforward of $(905,351) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2011	$ (2,982)
2012	$(373,857)
2013	$(528,512)

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2005, the Adviser voluntarily waived $1,600,736 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2005, the Sub-Adviser earned a sub-adviser fee of $478,873.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A, Class B and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2005, Class A Shares did not incur a distribution services fee.

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended October 31, 2005, FSC retained $226,782 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2005, FSC retained $752,780 in sales charges from the sale of Class A Shares. FSC also retained $16,852 of contingent deferred sales charges relating to redemptions of Class A Shares and $9,331 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended October 31, 2005, FSSC voluntarily waived $306,334 of its fee. For the year ended October 31, 2005, FSSC did not retain any fees paid by the Fund.

Interfund Transactions

During the year ended October 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $235,706,500 and $119,290,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2005, were as follows:

Purchases	$226,966,048
Sales	$26,068,532

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

At October 31, 2005, 69.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

For the fiscal year ended October 31, 2005, 100.0% of total income (including short-term capital gains) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2005, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED MUNI AND STOCK ADVANTAGE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Federated Muni and Stock Advantage Fund (one of the portfolios constituting Federated Income Securities Trust), (the "Fund"), as of October 31, 2005, the related statement of operations for the year then ended October 31, 2005, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2005, the results of its operations for the year then ended and changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 12, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised five portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: January 1986	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 2000	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1986	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 2000	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from the Pennsylvania State University.

John L. Nichol Birth Date : May 21, 1963 VICE PRESIDENT Began serving : May 2004	John L. Nichol has been the Fund's Portfolio Manager since September 2003. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contract(s). The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and Sub-Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and Sub-Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

During the year ending December 31, 2004, the Fund's performance for the one year period was above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Muni and Stock Advantage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811

31285 (12/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $96,589

                  Fiscal year ended 2004 - $88,182

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $242

                  Fiscal year ended 2004 - $11,346

            Transfer agent testing and Transfer Agent Service Auditors
      Report respectively.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $136,601 and $130,850
      respectively. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures and Transfer Agent Service Auditors report. Fiscal year ended 2004-
      Attestation services relating to the review of fund share transactions,
      Transfer Agent Service Auditors report and fees for review of N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,089 and $65,000
      respectively.

      Analysis regarding the realignment of advisory companies.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,330 and $146,115
      respectively. Fiscal year ended 2005-Discussions with auditors related to market timing and late trading activities and executive compensation analysis. Fiscal year ended 2004- Consultation regarding information request by regulatory agencies and executive compensation analysis.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $280,964

            Fiscal year ended 2004 - $811,805

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Income Securities Trust

By          /S/ Richard J. Thomas
            Richard J. Thomas, Principal Financial Officer
            (insert name and title)
Date        December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer
Date        December 22, 2005

By          /S/ Richard J. Thomas
            Richard J. Thomas, Principal Financial Officer
Date        December 22, 2005